CERTIFICATE	SHARES
NUMBER	**____**
6% SERIES A
**___**
SHARES	CONVERTIBLE
PREFERRED SHARES

BIOANALYTICAL SYSTEMS, INC.

Incorporated under the Laws of the State of Indiana

This Certifies that ________________________________________________ is the owner of [_______________] fully paid and non-assessable 6% Series A Convertible Preferred Shares of Bioanalytical Systems, Inc., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the Corporation has caused this Certificate to be signed by its duly authorized officers this ______ day of _______________, 20___.

Chief Executive Officer	Secretary

BIOANALYTICAL
SYSTEMS, INC.

**____**
6% SERIES A
 CONVERTIBLE
 PREFERRED
 SHARES

_____________________

____________, 20___

THE CORPORATION WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE, ON REQUEST IN WRITING AND WITHOUT CHARGE, A SUMMARY OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES OF THE CORPORATION, AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES, IF ANY, WITHIN A CLASS (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES, IF ANY

For Value Received, _____________________________ hereby sells, assigns and transfers unto ____________________________________________________________________________________________________________________ 6% Series A Convertible Preferred Shares represented by the within Certificate, and does hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________Signature _________________________
In the presence of ___________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.